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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated October 14, 2016
to
Prospectus dated April 29, 2016

            This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

            You should carefully consider the "Risk Factors" beginning on page 43 of the Prospectus before you decide to invest in our common shares.

 Management's Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Wells Fargo Credit Facility" beginning on page 116 by:

  •
  Deleting the last sentence of the first paragraph in its entirety and replacing it with the following—"On October 13, 2016, Wayne Funding and Wells Fargo entered into an amendment to reduce the aggregate borrowings available under the facility to $60,000."; and

  •
  Deleting the second, third and fourth sentences of the third paragraph in their entirety and replacing them with the following—"Beginning on October 13, 2016, Wayne Funding is not subject to a non-usage fee. Any amounts borrowed under the Wells Fargo credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on September 9, 2018."

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FS ENERGY AND POWER FUND
Management's Discussion and Analysis of Financial Condition and Results of Operations